UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 24, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 – Unregistered Sales of Equity Securities.

On October 24, 2024, Greenidge Generation Holdings Inc. (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”), under which it issued an aggregate of 25,868 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), in exchange for $138,550.00 aggregate principal amount of its 8.50% Senior Notes due October 2026. Pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Common Stock issued in such transaction were issued to existing security holders of the Company exclusively in exchange for such holders’ securities and no commission or other remuneration was paid or given for soliciting the exchange. Other exemptions may apply.

Although the Company currently has no existing agreement to consummate any additional exchange or other similar transactions at this time, the Company continues to seek opportunities to satisfy its obligations in whole, or in part, of the $72,200,000 in aggregate principal amount of its 8.50% Senior Notes due October 2026 in non-cash consideration and, consequently, the Company may consummate one or more additional similar transactions, from time to time, as opportunities emerge but is under no obligation to do so.

The above description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement in substantially the form filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 8.01 – Other Events.

As previously disclosed, on October 14, 2024, Greenidge Generation Holdings Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the staff’s review of the market value of publicly held shares (the “MVPHS”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), for 30 consecutive business days, the Company no longer complied with Nasdaq’s minimum MVPHS requirement of at least $15,000,000 for continued listing on The Nasdaq Global Select Market.

On October 25, 2024, the Company received a written notice from Nasdaq notifying the Company that the staff has determined that for the 10 consecutive business days preceding October 25, 2024, the Company’s MVPHS has been $15,000,000 or greater. Accordingly, the Company has regained compliance with Nasdaq’s minimum MVPHS requirement for continued listing on The Nasdaq Global Select Market, and the staff has indicated that this matter is now closed.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement, dated October 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: October 28, 2024